UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2016

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On February 19, 2016, Full House Resorts, Inc. (the “Company”) issued a press release announcing its preliminary fourth quarter and full year 2015 results. A copy of the press release is attached hereto as Exhibit 99.1. The information in the second, third and fourth paragraphs of the press release and the information under the headings "Non-GAAP Financial Measure" and "Forward-looking Statements" are incorporated by reference into this Item 2.02.

The press release contains preliminary unaudited and estimated financial results which are subject to the completion of the final financial statements, including the review of those financial statements by the Company’s internal accounting professionals and its audit committee, and the completion of the annual audit by the Company’s independent registered public accounting firm. The preliminary financial results included in the press release have been prepared by, and are the responsibility of, the Company’s management. The Company’s actual financial results for the fourth quarter and full year 2015 have not yet been finalized by management. These results are not a comprehensive statement of all financial results for the fourth quarter and full year 2015. The Company is required to consider all available information through the finalization of its financial statements and their possible impact on its financial conditions and results of operations for the period. As a result, subsequent information or events may lead to material differences between the information about the preliminary results of operations described in the press release and the results of operations described in the Company’s subsequent annual report. Accordingly, investors should use caution and not place undue reliance on the preliminary financial results.

The information contained in this Item 2.02 and the portions of the press release incorporated herein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent specifically referenced in any such filings.

Item 8.01    Other Events

Also in the press release, the Company provided an update with respect to the status of its pending acquisition of Bronco Billy’s Casino and Hotel in Cripple Creek, Colorado. The information set forth in the first paragraph of the press release and the information under the heading "Forward-looking Statements" are incorporated by reference into this Item 8.01.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release dated February 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: February 19, 2016	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 19, 2016